UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation (the “Company”), furnishes herewith, as Exhibit 99.0, a news release announcing second quarter 2008 results.

See also Item 7.01 below, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A.	Earnings Release. The Company furnishes herewith, as Exhibit 99.0, a news release announcing second quarter 2008 results.

B.	Quarterly Financial Supplement. The Company furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended June 30, 2008.

C.	Investments in Residential and Commercial Mortgage-Backed Securities, Asset-Backed Securities, and Commercial Loans. In connection with its announcement of second quarter 2008 results, the Company furnishes herewith, as Exhibit 99.2, information about the Company’s investments, as of June 30, 2008, in residential and commercial mortgage-backed securities, asset-backed securities, and commercial loans. In announcing results for recent prior quarters, management has provided an estimate of credit-related principal loss on its holdings of asset-based securities collateralized by sub-prime mortgages. Management’s current estimate of the exposure of the Financial Services Businesses to credit-related loss of principal on its holdings as of June 30, 2008 of asset-backed securities collateralized by sub-prime mortgages under stress scenarios and assuming no recoveries from monoline bond insurers is approximately $500 million after-tax over a five-year period. This estimate is based on holdings of the Financial Services Businesses as of June 30, 2008 and is consistent with an approximately 40% peak to trough decline in housing prices for the collateral underlying the securities owned. Management’s estimate reflects its current evaluation of expected incidence of default and severity of loss on default. The estimate of credit-related loss of principal is a measure of possible net loss of principal on the securities owned rather than a measure of changes in market value of the securities that could be recognized under generally accepted accounting principles during the period of ownership as unrealized or realized losses on investments, or realized losses that could result from sale of the securities.

D.	Investments Supported by Guarantees from Monoline Bond Insurers. Certain of the Company’s fixed maturity investments are supported by guarantees from monoline bond insurers. As of June 30, 2008, on an amortized cost basis, $1.862 billion, or 2%, of general account available for sale fixed maturity investments attributable to the Financial Services Businesses were supported by bond insurance. As of June 30, 2008, 79% of these investments had credit ratings of A or higher, reflecting the credit quality of the monoline bond insurers. Management estimates, taking into account the structure and credit quality of the underlying investments and giving no effect to the support of these securities by guarantees from monoline bond insurers, that 80% of the $1.862 billion total (based upon amortized cost) would have investment grade credit ratings. Based on amortized cost, $1.034 billion of the $1.862 billion of securities supported by bond insurance were asset-backed securities collateralized by sub-prime mortgages, $408 million were other asset-backed securities, $416 million were municipal bonds and $4 million were commercial mortgage-backed securities. Management estimates that 72% of the asset-backed securities collateralized by sub-prime mortgages, 82% of the other asset-backed securities, and all of the municipal bonds would have investment grade credit ratings giving no effect to the support of these securities by guarantees from monoline bond insurers. As of June 30, 2008, the bond insurance is provided by five insurance companies, with no company representing more than 33% of the overall amortized cost of the securities supported by bond insurance attributable to the Financial Services Businesses.

As of June 30, 2008, on an amortized cost basis, $929 million, or 2%, of fixed maturity investments attributable to the Closed Block Business were supported by bond insurance. As of June 30, 2008, 71% of these investments had credit ratings of A or higher, reflecting the credit quality of the monoline bond insurers. Management estimates, taking into account the structure and credit quality of the underlying investments and giving no effect to the support of these securities by guarantees from monoline bond insurers, that 88% of the $929 million total (based upon amortized cost) would have investment grade credit ratings. Based on amortized cost, $665 million of the $929 million of securities supported by bond insurance were asset-backed securities collateralized by sub-prime mortgages, $135 million were other asset-backed securities, $124 million were municipal bonds and $5 million were commercial mortgage-backed securities. Management estimates that 84% of the asset-backed securities collateralized by sub-prime mortgages, 94% of the other asset-backed securities, and all of the municipal bonds would have investment grade credit ratings giving no effect to the support of these securities by guarantees from monoline bond insurers. As of June 30, 2008, the bond insurance is provided by five insurance companies, with no company representing more than 34% of the overall amortized cost of the securities supported by bond insurance attributable to the Closed Block Business.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.0	News release of Prudential Financial, Inc., dated July 30, 2008, announcing second quarter 2008 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended June 30, 2008 (furnished and not filed).

99.2	Information about Prudential Financial, Inc.’s investments, as of June 30, 2008, in residential and commercial mortgage-backed securities, asset-backed securities and commercial loans (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2008

PRUDENTIAL FINANCIAL, INC.

By:	/s/ PETER B. SAYRE
Name:	Peter B. Sayre
Title:	Senior Vice President and Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.0	News release of Prudential Financial, Inc., dated July 30, 2008, announcing second quarter 2008 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended June 30, 2008 (furnished and not filed).

99.2	Information about Prudential Financial, Inc.’s investments, as of June 30, 2008, in residential and commercial mortgage-backed securities, asset-backed securities and commercial loans (furnished and not filed).